SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2003

NOVOSTE CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-20727	59-2787476
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification)

3890 Steve Reynolds Blvd., Norcross, GA 30093

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 717-0904

(Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits.

(a)    Financial Statements.

Not applicable.

(b)    Pro Forma Financial Information.

Not applicable.

(c)    Exhibits.

Exhibit Number	Description
Item 99.1	Press Release Dated March 31, 2003

Item 9.    Regulation FD Disclosure.

On March 31, 2003, Novoste Corporation (the “Company”) issued a press release announcing the proceedings in a webcast analyst meeting held by the Company at the American College of Cardiology meeting in Chicago, Illinois, at which meeting, the Company updated its first quarter projections, confirmed its 2003 year-end guidance and presented information relating to the vascular brachytherapy coronary market and the use of vascular brachytherapy to treat peripheral artery disease.

The copy of the Company’s press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report (including Exhibit 99.1) is furnished pursuant to Item 9 of Form 8-K and shall not be deemed be filed for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    April 1, 2003

NOVOSTE CORPORATION (Registrant)

By:	/s/ EDWIN B. CORDELL, JR.
Edwin B. Cordell, Jr. Vice President, CFO, Finance and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 31, 2003